Exhibit 10.1
VOLUME SUBMITTER
DEFINED CONTRIBUTION PLAN
(Profit Sharing/401(k) Plan)
A Fidelity Volume Submitter Plan
Adoption Agreement No. 001
For use With
Fidelity Basic Plan Document No. 14

Plan Number 01817	01817-1281035373
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan
© 2008 FMR LLC
All rights reserved.

Amendment execution page
(Fidelity’s Copy)

Plan Name	Kaydon Corporation Employee Stock Ownership and Thrift Plan (the “Plan”)

Employer:	Kaydon Corporation
(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)
     The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
Superseding Provisions Addendum	06/01/2010
     IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date given below.

Employer: Kaydon Corporation			Employer: Kaydon Corporation

By:	Anthony T. Behrman		By:	Debra K. Crane

	Title:	V.P. Human Resources		Title:	V.P. General Counsel & Secretary

Date:	9/8/10		Date:	9/8/10
Note: Only one authorized signature is required to execute this Adoption Agreement unless the Employer’s corporate policy mandates two authorized signatures.

Accepted by: Fidelity Management Trust Company, as Trustee
By:		Date: ____________________
Title: ______________________________________

Plan Number 01817	01817-1281035373
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan
© 2009 FMR LLC
All rights reserved.

Amendment execution page
(Employer’s Copy)

Plan Name:	Kaydon Corporation Employee Stock Ownership and Thrift Plan (the “Plan”)

Employer:	Kaydon Corporation
(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)
The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
Superseding Provisions Addendum	06/01/2010
IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date given below.

Employer:		Employer:

By:		By:

	Title:		Title:

Date:		Date:
Note: Only one authorized signature is required to execute this Adoption Agreement unless the Employer’s corporate policy mandates two authorized signatures.
Accepted by: Fidelity Management Trust Company, as Trustee

By:		Date: ______________________
Title:

Plan Number 01817	01817-1281035373
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan
© 2009 FMR LLC
All rights reserved.

SUPERSEDING PROVISIONS ADDENDUM
for
Plan Name: Kaydon Corporation Employee Stock Ownership and Thrift Plan
(a)	Superseding Provision(s) — The following provisions supersede other provisions of this Adoption Agreement and/or the Basic Plan Document in the manner described:
The Employer amends the Plan as set forth below, effective as of June 1, 2010. The term BPD as used below refers to Fidelity Basic Plan Document No. 14 (a Fidelity Volume Submitter Plan) and the term “AA” refers to Adoption Agreement No. 001 for use with the BPD. The term “Plan” refers to the Kaydon Corporation Employee Stock Ownership and Thrift Plan as amended and restated onto the BPD and AA effective June 1, 2010. The term “Service Agreement” refers to the Fidelity Investments Retirement Plan Service Agreement executed by Fidelity and Kaydon effective June 1, 2010. The terms of the BPD, AA and Service Agreement are superseded to the extent they are inconsistent with the terms of this amendment.
     1. The first paragraph of Section 2.01(k) of the BPD (as further amended by the Addendum for the 415 2007 Final Regulations) is replaced with the following definition of Compensation, and Section 1.05(a) of the AA and Section 5.02 of the BPD are superseded to the extent they are inconsistent with this definition:
          (k) “Compensation” means an Eligible Employee’s wages, salaries, and fees for professional services and other amounts received (whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer (including, but not limited to, commissions paid to salesmen, compensation for services based on a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Regulations Section 1.62-2(c)) actually paid and includable in gross income for the Limitation Year in accordance with Regulations Section 1.415(c)-2(d)(2).
               (1) Inclusions. Compensation includes:
               (A) Elective Contributions. Elective contributions that are excluded from gross income by Code Sections 125, 132(f)(4), 402(g)(3) or 457;
               (B) Deemed Section 125 Compensation. Elective contributions for payment of group health coverage that are not available to a Participant in cash because the Participant is unable to certify to alternative health coverage but only if the Employer does not request or collect information regarding the Participant’s alternative health coverage as part of the enrollment process for the group health plan;
               (C) Compensation Paid after Employment Terminates. The following amounts provided they are paid by the later of 2 1/2 months after the Participant’s employment terminates or the end of the Limitation Year that includes the date of termination:
                    (i) Regular Compensation. Regular compensation for services performed during the Participant’s regular working hours, or compensation for services performed outside the Participant’s regular working hours (such as overtime or shift differential), commissions, bonuses or other similar payments, provided they would have been made had the Participant continued in employment with the Employer;
                    (ii) Leave Cashouts. Payments made for unused accrued bona fide sick, vacation, or other leave that the Participant would have been able to use if employment had continued.
Plan Number 01817
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan
01817-1281035373
© 2009 FMR LLC
All rights reserved.

               (2) Exclusions. Compensation excludes:
                    (A) Medical/Disability Benefits. Amounts described in Code Sections 104(a)(3), 105(a), or 105(h), but only to the extent the amounts are includable in the gross income of the Employee;
                    (B) Moving Expenses. Amounts paid or reimbursed by the Employer for moving expenses incurred by the Employee, but only to the extent that at the time of payment it is reasonable to believe that the amounts are not deductible by the Employee under Code Section 217;
                    (C) Nonqualified Stock Options.
                         (i) Year of Grant. The value of a nonqualified stock option granted to an Employee, but only to the extent that the value of the option is includable in the gross income of the Employee for the taxable year in which granted; and
                         (ii) Year of Exercise. Amounts realized from the exercise of a nonqualified stock option;
                    (D) Qualified Stock Option. Amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option;
                    (E) Section 83 Property. Amounts includable in the gross income of the Employee upon making an election under Code Section 83(b) with respect to property received for services or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to substantial risk of forfeiture;
                    (F) Constructive Receipt. Amounts includable in the gross income of the Employee under Code Sections 409A or 457(f)(1)(A) or because the amounts are constructively received by the Employee;
                    (G) Contributions/Distributions. Contributions to a plan of deferred compensation (including a simplified employee pension plan described in 408(k) or a simple retirement account described in 408(p)) that are not includable in the Employee’s gross income for the taxable year in which contributed and any distributions from a plan of deferred compensation (whether or not qualified); and
                    (H) Other Amounts. Other amounts that received special tax benefits such as premiums for group-term life insurance (but only to the extent the premiums are not includable in the gross income of the Employee).
     2. The following is added at the end of Subsection 1.07(b) as a new Subsection 1.07(c):
          (c) Exceptions to Automatic Enrollment Contribution Provisions. The Automatic Enrollment Contribution provisions in Subsection 1.07(a)(6) of the AA and Section 5.03(c) of the BPD are inapplicable to the following groups: (1) Temporary Employees, (2) Baltimore Collectively Bargained Employees, (3) ITI Collectively Bargained Employees, (4) Muskegon Collectively Bargained Employees and (5) Employees of Ace Controls, Inc., Avon Bearings Corporation and Purafil, Inc. The application of the Automatic Enrollment Contribution provisions to an Employee shall be determined based on the Employee’s status at the time the Employee first becomes eligible to participate in the Plan even if the Employee later transfers employment to another group of Employees.
     3. The following Section 1.12A is added to the Adoption Agreement as a new Section to authorize another type of discretionary nonelective employer contribution:
     1.12A Supplemental Employer Contribution
Plan Number 01817
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan
01817-1281035373
©2009 FMR LLC
All rights reserved.

          The Employer may, but shall not be required to, make a Supplemental Employer Contribution for the Contribution Period. The Contribution Period for this purpose shall be the Plan Year ending on December 31, 2010. For purposes of this Section 1.12A, an “eligible” Participant means a Participant who is an Active Participant during the Contribution Period. There are no continuing eligibility requirements for an “eligible” Participant to receive the Supplemental Employer Contribution.
          The Employer may determine to contribute different amounts, or make no contribution, for separate classifications of Participants. For purposes of the preceding sentence, each “eligible” Participant shall be considered to be a separate classification. Subject to the following sentence, the discretionary Supplemental Employer Contribution for a Plan Year shall be allocated to the account of each “eligible” Participant in the proportion that the Compensation of each “eligible” Participant bears to the Compensation of all “eligible” Participants for the Contribution Period. If different contributions are made for separate classifications of Participants for a Contribution Period, the discretionary Supplemental Contribution shall be allocated to the account of each “eligible” Participant who is a part of the classification in the amount contributed for that classification.
          The Employer shall identify the type and amount of each Supplemental Employer Contribution for the Contribution Period by written communication to the Trustee on or before the date final allocations are performed for the Contribution Period.
          The nondiscrimination requirements described below under (4) Discretionary Cross Tested Allocated Formula shall apply to the Supplemental Employer Contribution as described under that provision.
          4. Subsection 1.12(b) as amended by the Additional Provisions Addendum is replaced in its entirety by the following:
          (4) [x] Discretionary Cross Tested Allocation Formula. The Employer may decide each Plan Year whether to make a discretionary Nonelective Employer Contribution. The Employer may determine to contribute different amounts, or make no contribution, for separate classifications of Participants. For purposes of the preceding sentence, each “eligible” Participant shall be considered to be a separate classification. Subject to the following sentence, the discretionary Nonelective Employer Contribution for a Plan Year shall be allocated to the account of each “eligible” Participant in the proportion that the Compensation of each “eligible” Participant bears to the Compensation of all “eligible” Participants for the Contribution Period. If different contributions are made for separate classifications of Participants for a Contribution Period, the discretionary Nonelective Employer Contribution shall be allocated to the account of each “eligible” Participant who is a part of the classification in the amount contributed for that classification.
               If the Employer has determined to make different Nonelective or Supplemental Employer Contributions for separate classifications of “eligible” Participants and this Plan must meet the nondiscrimination requirements of Code Section 401(a)(4) on a benefits basis under Regulations Section 1.401(a)(4)-8(b)(1) for a Plan Year, the allocation rate for that Plan Year for each “eligible” Participant who receives a Nonelective or Supplemental Employer Contribution (or the top-heavy minimum Employer Contribution in accordance with Section 15.03 of the Basic Plan Document) and who is a Non-Highly Compensated Employee shall be not less than the lesser of (i) one-third of the allocation rate of the Highly Compensated Employee with the highest allocation rate for the Plan Year or (ii) 5% of the “eligible” Participant’s Compensation received for the portion of the Plan Year that the Employee is a Participant. A Participant’s allocation rate is the percentage obtained by dividing the “eligible” Participant’s allocation for the Plan Year derived from employer contributions (other than Deferral Contributions, Matching Employer Contributions, and Qualified Matching Employer Contributions) and forfeitures by the Participant’s Compensation for the Plan Year. If necessary, the Employer shall make an additional contribution to provide this minimum allocation.
     5. Subsections (a)(11) and (a)(11)(A) of the Interim Legal Compliance Snap Off Addendum to the AA only apply to the Purafil, Inc. 401(k) Profit Sharing Plan that is being merged into the Plan effective June 1, 2010 because that rule was not in the other plans being merged prior to June 1, 2010.
Plan Number 01817
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan
01817-1281035373
© 2009 FMR LLC
All rights reserved.

          6. Section 7.01 of the BPD is amended to add the following sentence:
          “Separate sub-accounts shall at all times be maintained for amounts attributable to Tax Reduction Act Stock Ownership Plan (“TRASOP”) or Payroll Stock Ownership Plan (“PAYSOP”) contributions (and the earnings thereon).”
          7. The following sentence is added to the end of the new Subsection 1.20(a)(1) added to the AA by the Additional Provisions Addendum:
          “Notwithstanding the foregoing, a Participant may request distribution of amounts in the Participant’s Account attributable to Tax Reduction Act Stock Ownership Plan (“TRASOP”) or Payroll Stock Ownership Plan (“PAYSOP”) contributions (and the earnings thereon) under the lump sum payment method in shares of Employer Stock instead of cash.”
          8. A new Subsection 1.24A is added to the AA as follows:
          “1.24A Investment Direction of PAYSOP/TRASOP Accounts.
          Regardless of whether Employer Stock is listed as a Permitted Investment Option for the remainder of a Participant’s Account under the Service Agreement, amounts in a Participant’s Account attributable to TRASOP or PAYSOP contributions (and the earnings thereon) may be invested in Employer Stock at the direction of the Participant.”
Plan Number 01817
The CORPORATEplan for RetirementSM
Volume Submitter Defined Contribution Plan
01817-1281035373
© 2009 FMR LLC
All rights reserved.